UNIVERSAL ANNUITY


ANNUAL REPORTS
DECEMBER 31, 1998









                           THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

                           THE TRAVELERS QUALITY BOND ACCOUNT
                           FOR VARIABLE ANNUITIES

                           THE TRAVELERS MONEY MARKET ACCOUNT
                           FOR VARIABLE ANNUITIES













   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   One Tower Square
   Hartford, CT  06183

Travelers Asset Management International Corporation ("TAMIC") provides fixed income management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities and The Travelers Growth and Income Stock Account for Variable Annuities.



The  Travelers   Investment   Management   Company  ("TIMCO")   provides
equity management and subadvisory services for The Travelers Growth and Income Stock Account for Variable Annuities.

THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 1998



ECONOMIC REVIEW AND OUTLOOK
---------------------------

The year 1998 saw a widely gyrating U.S. stock market with sector performance varying. The large-cap oriented Standard & Poor's 500 Stock Index ("S&P 500") returned 28.6% for the year. The Standard & Poor's 400 Midcap Stock Index had a gain of 19.1% while the Russell 2000 Stock Index ("Russell 2000") of smaller companies had a negative return of 2.6% for the year. Dividend-paying defensive stocks such as utilities performed better than the average small- and mid-cap stocks. While technology stocks were adversely impacted by the global financial crisis which began in late 1997, they have since rebounded, led by Internet-related names.

The economies of the developed world flourished in 1998 while emerging markets generally suffered. Low interest rates, robust consumer spending and benign inflation fueled economic growth in the U.S. and Europe creating favorable conditions for corporate profitability. In contrast, Russia's economy collapsed, Asia's economies remained mired in recession and Brazil's economy faltered at year-end after $30 billion was spent to defend its currency during the year.

The year 1998 was also a record for mergers and acquisitions, nearly double 1997's total. An example of this trend is the merger of oil giants Exxon and Mobil announced in December which will result in the creation of the world's largest company in terms of revenue. In the technology sector, merger activity between Internet service providers, phone companies, cable companies and telecommunications firms heated up, as "convergence" became the new mantra.

We remain guardedly optimistic about the U.S. economy's resiliency in the first half of 1999 and expect interest rates to stay low and the technology - led revolution to continue. However, the risks from foreign markets cannot be discounted and future corporate earnings may come under increasing pressure.

EQUITY COMMENTARY
-----------------

The deepening global financial crisis and its adverse impact on global economies and leveraged hedge funds sent the U.S. stock market into a tailspin during the third quarter of 1998. The S&P 500 fell by almost 10% in the third quarter while the Russell 2000 fared even worse with a decline of 20%.

The third quarter began on a promising note as stock prices rose by almost 5% in the first half of July. From the all-time highs established on July 17, 1998, a series of bad news related to political and currency turmoil led the stock market down through the end of August. The market decline over that period was close to 20%, which qualifies under most scenarios as a bear market.

The bulk of the bad news in August came from the political and economic crisis in Russia and the continuing spread of the currency contagion. The collapse of the Russian ruble and the restructuring of Russian debt triggered trading and lending losses at brokerage firms and banks. The crisis in the financial sector took a turn for the worse later in the quarter as several hedge funds disclosed losses related to the global financial turmoil. Several stocks in the financial sector saw their market value cut in half during the third quarter.

Increased uncertainty over Clinton's presidency and the bigger question of the damage to corporate profits added to the volatility in the stock market. The increased prospects of a global and U.S. economic slowdown led to some easing of monetary policy. Japan first decreased short-term interest rates by 20 basis points and the Federal Reserve Board ("Fed") followed suit with a 25 basis point rate cut in late September. The U.S. stock market rallied in anticipation of the rate cut and stock prices rose by almost 6% in September.

In the large capitalization stock universe, high quality growth stocks performed better than value stocks in the third quarter of 1998. The Utilities sector produced the only positive performance in the third quarter while the Financial Services and Energy sectors at the other end of the spectrum fell by over 20%. Large cap Technology and Health Care stocks held up reasonably well, but consumer stocks declined sharply against the likely backdrop of an economic slowdown.

A proactive and aggressive stance by the Fed halted the stock market slide early in the fourth quarter of 1998 and sent stock prices soaring in November and December. The fourth quarter rally erased losses from the third quarter and most market measures reached all-time highs.

The negative sentiment in the stock market persisted through the first week of October as the S&P 500 fell another 6%. Investor concerns focused on the impact of the Russian crisis, global lending and trading losses on U.S. economic and earnings growth.

Sentiment reversed in the second week of October after most market indexes had declined over 20% from their all-time highs. The reversal in trend turned into a significant stock market rally when the Fed cut short term rates by an unexpected 25 basis points in the middle of October. The surprise Fed action raised hopes that a proactive stimulative monetary policy by most central banks would avert a global recession.

The stock market rally, triggered by the unexpected Fed rate cut in mid-October, continued almost unabated through the months of November and December. The market was also helped by economic reports in the fourth quarter which were well ahead of expectations. Despite the strength in the economy, interest rates remained low mainly as a result of low inflation.

In the large cap universe, all sectors except Energy which declined by 3%, registered strong gains in the fourth quarter. The market rally was led by the Technology and Health Care sectors which rose by over 30%. The Financial Services, Transportation and Producer Durables sectors also performed well.

The performance of the U.S. stock market in 1998 proves yet again that interest rate changes and liquidity flows may have a more dominant influence on stock prices than most other factors. In a year where earnings growth was close to zero, most measures of the U.S. stock market have risen by over 20%. Declining interest rates, which fell from 5.9% to 5.1% during 1998, have triggered a significant expansion in the market price-to-earnings ratio ("P/E"). The upward pressure on stock prices has been further amplified by strong money flows as yields on alternative investments have dwindled.

A notable aspect of the stock market performance in 1998 was the divergence in returns across different styles and segments of the market. While the S&P 500 rose by 28.6% in 1998, the Russell 2000 actually declined by 2.6%. The gain in large company growth stocks of 42.2% was well ahead of the 14.7% advance of large company value stocks and almost out of sight compared to small company value stocks which fell by 6.5%.

With earnings growth slowing down, the market P/E multiple has now reached 23 times 1998 earnings. It appears that the biggest risk to the stock market still remains on the earnings front. Earnings estimates for 1999 remain high and it is quite likely that these earnings forecasts will be revised down. Despite the overhang of possible downward earnings revisions, we believe that support from low interest rates should limit an excessive downside.

FIXED INCOME COMMENTARY
-----------------------

Problems that started with Asia's currency devaluations in the summer of 1997 hit the bond market hard in August and September of 1998. Bond values fell dramatically and asset-backed bonds, mortgage-backed securities, emerging-market debt and corporate bonds all were negatively affected. In 1998, the more risk a bond investor assumed, the more he or she suffered.

For the year ended December 31, 1998, the Lehman Government/Corporate Index returned 9.47%. During the year, the spreads between different types of bonds and U.S. Treasuries widened at record speed as investors gravitated to safety amidst rising stock market volatility and higher investor anxiety about the global economy. The Fed then changed its monetary policy from one of vigilance against inflation to one of combating deflation during the reporting period and cut rates three times. So far in 1999, spreads have tightened, bond market liquidity has returned and the bond market has stabilized.

Markets and policy makers expect real U.S. economic growth to finally slow to the 1%-2% level in 1999 after 3 years of 3% plus growth. The slowdown is expected to be led by a sharp reduction in the growth rate of investment spending and continued weakness in the export sector. The Conference Board survey of corporate sentiment indicates that capital-spending plans have not yet rebounded with the stock market and consumer sentiment. Year 2000 compliance ("Y2K") spending is temporarily boosting capital spending, yet industrial overcapacity and several years of rapid spending in technology make slower investment spending highly likely.

However, a drop in the rate of consumer spending growth is essential to any meaningful forecast of 1%-2% real Gross Domestic Product growth. This has not happened yet despite two years where consumer spending has been close to consumer income. The wealth effect from three years of 20% plus stock market gains is estimated to increase spending 1.5% more than implied by income growth. Lower interest rates, lower oil and other commodity prices, and declining import prices have further boosted consumer purchasing power.

The tight employment market has also been a major force behind high consumer confidence and spending plans. December brought a further sharp drop in oil prices and continued record high (which substantially exceeded expectations) auto sales and housing starts. These factors cause us to push any forecast of a consumer slowdown further out into the future which will delay any further Fed rate cuts.

There are storm clouds on the horizon that could lead the consumer to retreat. Latin America has been pushed into recession by last summer's emerging market meltdown and could be subject to further pressure if a Brazilian crisis erupts. Latin America has a larger economic impact on the U.S. than Asia and Russia. A decline in the stock market could rattle the consumer, although the stock markets continued resilience means that a sustained downturn is required before spending would be significantly impacted. Japan is also a big question mark. Economic activity is now declining there after several years of flat growth.

Despite three rate cuts in the second half of 1998, it would be hard to say the Fed has adopted an easy monetary policy. Short-term interest rates are still more than 3% above inflation and are high relative to nominal growth. Credit market spreads are high and banks are tightening credit standards. These factors create a downward bias for short-term rates over the long-term, but rates are likely to remain stable until the consumer slows down.

With the Fed on hold, there will be some upward pressure on long-term rates. But slow growth outside the U.S. and continued low inflation should prevent rates from rising too much. The fact that so much of the U.S. Treasury curve trades below the federal-funds rate is a big factor in the continued high spreads in the investment grade corporate market. Because of this, spreads should move to offset the change in U.S. Treasury yields - narrowing when yields rise and widening when yields fall.



DAVID  A.  TYSON,  CFA,  PRESIDENT  &  CHIEF  INVESTMENT  OFFICER,   TRAVELERS
ASSET  MANAGEMENT INTERNATIONAL CORPORATION


SANDIP  A.  BHAGAT,  CFA,  PRESIDENT  &  CHIEF  INVESTMENT  OFFICER,   THE
TRAVELERS  INVESTMENT MANAGEMENT COMPANY

                                TABLE OF CONTENTS




                                                                               PAGE
-----------------------------------------------------------------------------------
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES........................................................... 5


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES........................20


THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES........................32

                                  THE TRAVELERS
                                GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is managed by Travelers Asset Management International Corporation ("TAMIC") with The Travelers Investment Management Company ("TIMCO") serving as subadvisor. Account GIS is managed to provide diversified exposure to the large-company segment of the U.S. equity market. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose shares offer attractive relative value. In order to achieve consistent relative performance, we manage Account GIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the twelve months ending December 31, 1998, Account GIS achieved a total return of 31.0%, before fees and expenses, ahead of the S&P 500 return of 28.6%. Net of fees and expenses, Account GIS's total return of 28.7% for the year compared favorably to the 15.6% average return for variable annuity stock accounts in the Lipper Growth & Income category.

During the third quarter of 1998, stock selection in the Consumer Discretionary, Financial Services and Producer Durables sectors had an adverse impact on relative performance. Media stocks such as New York Times, Meredith Corp. and Clear Channel Communications and our holdings in the retail sector such as Jones Apparel and General Nutrition sold off sharply on concerns of future earnings weakness resulting from a possible recession. The prospect of a slower economy also hurt Producer Durable stocks like United Technologies and Deere Corp. where we had a modest overweight position. Trading and lending losses during the third quarter devastated the Financial Services sector. Our overweight positions in BankBoston, Equitable Companies, Morgan Stanley Dean Witter and Merrill Lynch hurt performance.

Our stock selection in the Technology and Energy sectors contributed positively to performance in the third quarter. Our positions in higher growth Technology stocks such as Cisco Systems, EMC Corp. and Symbol Technologies performed well in the third quarter. Being underweight in several poorly performing stocks such as Computer Associates, Parametric Technologies and 3Com Corp. also helped. In the Energy sector, we gained from underweight positions in stocks such as Royal Dutch and Occidental Petroleum.

During the fourth quarter of 1998, stock selection was favorable in most sectors. The biggest contributions to relative performance came from the Technology, Health Care, Consumer Discretionary, Producer Durables and Utilities sectors. In the Technology sector, a number of our overweight position in stable growth companies with rising earnings estimates such as Cisco Systems, Symbol Technologies, EMC Corp., Dell Computers and Lucent Technologies performed well. The biggest gain, however, came from America Online which rose by 70% in December alone on the heels of a frenzied pursuit of Internet stocks and its inclusion into the S&P 500 on the last day of the year. Guidant Corp., a leading manufacturer of cardiological equipment, and Amgen, the world's largest biotechnology company, were our top stock picks in the Health Care sector. Both stocks rose by almost 50% in the fourth quarter on strong revenue growth and positive earnings surprises.

A strong recovery in retail and media stocks from their lows in the third quarter helped performance in the Consumer Discretionary sector. Our retail holdings in Dayton Hudson, Staples Inc. and CVS Corp. performed well and media stocks such as New York Times and Clear Channel Communications recovered from near-recession levels as investors felt reassured about economic prospects after the Federal Reserve Board action to cut interest rates.

Our good performance in the Producer Durables sector was achieved from a combination of picking the winners in the sector and avoiding the losers. Our emphasis on Tyco International, a world leader in security systems, paid off while we avoided some of the bigger losers within the sector such as Minnesota Mining and Lockheed Martin.

In the Utilities sector, we have been emphasizing long-distance and cellular telephone companies such as Airtouch Communications, Sprint PCS and MCI Worldcomm at the expense of the regional telephone companies and the electric utilities group. We were rewarded in these positions as investors paid a premium for the higher growth prospects of these companies within a relatively low growth sector.

With earnings growth slowing down, the market price-to-earnings ratio has now reached 23 times 1998 earnings. It appears that the biggest risk to the stock market still remains on the earnings front. Earnings estimates for 1999 remain high and it is quite likely that these earnings forecasts will be revised down. Despite the overhang of possible downward earnings revisions, we believe that support from low interest rates should limit an excessive downside.

In our disciplined approach to stock selection, we screen our research universe of over 1,000 large-cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. A small sample of our current holdings is presented here to illustrate our investment approach. In the Technology sector, we focus on higher growth industries like networking and software through our positions in Symbol Technologies, EMC Corp., Cisco Systems and Oracle which are still trading at reasonable valuations. Our emphasis on Amgen and Guidant Corp., leaders in the biotechnology and medical devices industries respectively, also seeks growth at a reasonable price.


PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA

                                  THE TRAVELERS
                                GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES







                                    [CHART]







This is a comparison of The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1998. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and investment management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983 have different contract charges that result in different performance than presented above.

Account GIS performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) investment management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

The following is the performance data required by SEC rules governing uniform performance reporting: one year 23.57%, five year 21.73% and ten year 14.37%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998


ASSETS:
    Investment securities, at market value (cost $581,986,486).......................       $   895,436,085
    Cash.............................................................................                98,146
    Receivables:
        Dividends....................................................................               861,062
        Investment securities sold...................................................             2,059,940
        Purchase payments and transfers from other Travelers accounts................               641,719
    Other assets.....................................................................               107,146
                                                                                            ----------------

           Total Assets..............................................................           899,204,098
                                                                                            ----------------

LIABILITIES:
    Payables:
        Investment securities purchased..............................................             2,145,795
        Contract surrenders and transfers to other Travelers accounts................             1,608,530
        Investment management and advisory fees......................................               118,487
    Accrued liabilities..............................................................               255,264
                                                                                            ----------------

           Total Liabilities.........................................................             4,128,076
                                                                                            ----------------

NET ASSETS:..........................................................................       $   895,076,022
                                                                                            ================














                        See Notes to Financial Statements

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
    Dividends  .............................................................     $     10,314,857
    Interest ...............................................................              552,622
                                                                                 -----------------
        Total income........................................................                          $    10,867,479

EXPENSES:
    Investment management and advisory fees.................................            4,368,784
    Insurance charges.......................................................            9,084,753
                                                                                 -----------------
        Total expenses......................................................                               13,453,537
                                                                                                      ----------------

           Net investment loss..............................................                               (2,586,058)
                                                                                                      ----------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
       INVESTMENT SECURITIES:
    Realized gain from investment security transactions:
        Proceeds from investment securities sold............................          436,016,135
        Cost of investment securities sold..................................          340,361,004
                                                                                 -----------------

           Net realized gain................................................                               95,655,131

    Change in unrealized gain on investment securities:
        Unrealized gain at December 31, 1997................................          208,374,317
        Unrealized gain at December 31, 1998................................          313,449,599
                                                                                 -----------------

           Net change in unrealized gain for the year.......................                              105,075,282
                                                                                                      ----------------

               Net realized gain and change in unrealized gain .............                              200,730,413
                                                                                                      ----------------

    Net increase in net assets resulting from operations....................                          $   198,144,355
                                                                                                      ================















                        See Notes to Financial Statements

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                                          1998                1997
                                                                                          ----                ----
OPERATIONS:
    Net investment income (loss)...............................................    $     (2,586,058)  $       515,301
    Net realized gain from investment security transactions....................          95,655,131        80,067,798
    Net change in unrealized gain on investment securities.....................         105,075,282        80,794,664
                                                                                   -----------------  ----------------

        Net increase in net assets resulting from operations...................         198,144,355       161,377,763
                                                                                   -----------------  ----------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 3,313,169 and 3,027,691 units, respectively)............          55,597,200        40,692,594
    Participant transfers from other Travelers accounts
        (applicable to 5,422,153 and 5,078,380 units, respectively)............          90,631,767        68,355,384
    Administrative charges
        (applicable to 29,915 and 30,500 units, respectively)..................            (549,312)         (428,591)
    Contract surrenders
        (applicable to 3,114,020 and 3,044,510 units, respectively)............         (53,155,177)      (41,682,919)
    Participant transfers to other Travelers accounts
        (applicable to 4,220,307 and 4,257,243 units, respectively)............         (70,289,825)      (56,815,055)
    Other payments to participants
        (applicable to 164,728 and 166,399 units, respectively)................          (2,822,777)       (2,235,718)
                                                                                   -----------------  ----------------

        Net increase in net assets resulting from unit transactions............          19,411,876         7,885,695
                                                                                   -----------------  ----------------

           Net increase in net assets..........................................         217,556,231       169,263,458

NET ASSETS:
    Beginning of year..........................................................         677,519,791       508,256,333
                                                                                   -----------------  ----------------

    End of year................................................................    $    895,076,022   $   677,519,791
                                                                                   =================  ================












                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc. (formerly Travelers Group Inc.), and is available for funding certain variable annuity contracts issued by The Travelers. Account GIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by Account GIS in the preparation of its financial statements.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. eastern standard time closing price of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

FUTURES CONTRACTS. Account GIS may use stock index futures contracts as a substitute for the purchase or sale of individual securities. When Account GIS enters into a futures contract, it agrees to buy or sell a specified index of stocks at a future time for a fixed price, unless the contract is closed prior to expiration. Account GIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account GIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account GIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account GIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

OPTIONS. Account GIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account GIS may sell the options before expiration. Options held by Account GIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price as of the close of business of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

REPURCHASE AGREEMENTS. When Account GIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account GIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account GIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account GIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account GIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account GIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account GIS. Account GIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $414,966,535 and $385,876,369, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $3,899,294 and $1,143,321, respectively, for the year ended December 31, 1998. Realized gains and losses from investment security transactions are reported on an identified cost basis.

Account GIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $97,735 and $94,251 for the years ended December 31, 1998 and 1997, respectively.

Net realized gains resulting from futures contracts were $2,690,651 and $113,394 for the years ended December 31, 1998 and 1997, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets.

3.  CONTRACT CHARGES

Effective May 1, 1998, investment management and advisory fees are calculated daily at annual rates which start at 0.65% and decrease, as net assets increase, to 0.40% of Account GIS's average net assets. These fees are paid to Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. Pursuant to a subadvisory agreement between TAMIC and The Travelers Investment Management Company ("TIMCO"), an indirect wholly owned subsidiary of Citigroup Inc., TAMIC pays TIMCO a subadvisory fee calculated daily at annual rates which start at 0.45% and decrease, as net assets increase, to 0.20% of Account GIS's average net assets.

Prior to May 1, 1998, investment management and advisory fees were calculated daily at an annual rate of 0.45% of Account GIS's average net assets. These fees were paid to TIMCO.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account GIS on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account GIS on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

On contracts issued prior to May 16, 1983, The Travelers retained from Account GIS sales charges of $24,080 and $30,718 for the years ended December 31, 1998 and 1997, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $246,946 and $143,351 of contingent deferred sales charges for the years ended December 31, 1998 and 1997, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

Approximately $21,175,000 and $17,568,000 of the net assets of Account GIS were held on behalf of an affiliate of The Travelers as of December 31, 1998 and 1997, respectively. Transactions with this affiliate during the years ended December 31, 1998 and 1997, were comprised of participant purchase payments of approximately $675,000 and $425,000 and contract surrenders of approximately $1,930,000 and $466,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY

                                                                                              DECEMBER 31, 1998
                                                                              ------------------------------------------------
                                                                                                    UNIT             NET
                                                                                     UNITS          VALUE           ASSETS
Accumulation phase of contracts issued prior to May 16, 1983..................    13,565,168    $   20.017    $   271,499,729
Annuity phase of contracts issued prior to May 16, 1983.......................       329,222        20.017          6,589,212
Accumulation phase of contracts issued on or after May 16, 1983...............    31,983,964        19.253        615,702,541
Annuity phase of contracts issued on or after May 16, 1983....................        66,728        19.253          1,284,540
                                                                                                              ---------------
Net Contract Owners' Equity...........................................................................        $   895,076,022
                                                                                                              ===============

6. SUPPLEMENTARY INFORMATION
 (Selected data for a unit outstanding throughout each year.)

Contracts issued prior to May 16, 1983

                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------
                                                                      1998         1997        1996        1995         1994
                                                                      ----         ----        ----        ----         ----
SELECTED PER UNIT DATA:
    Total investment income...................................    $     .243    $     .233  $     .216   $    .208   $    .192
    Operating expenses........................................          .272          .201        .154        .123        .100
                                                                  ----------    ----------  ----------   ---------   ---------

    Net investment income (loss)..............................         (.029)         .032        .062        .085        .092

    Unit value at beginning of year...........................        15.510        11.763       9.668       7.120       7.194
    Net realized and change in unrealized gains (losses)......         4.536         3.715       2.033       2.463       (.166)
                                                                  ----------    ----------  ----------   ---------   ---------

    Unit value at end of year.................................    $   20.017    $   15.510  $   11.763   $   9.668   $   7.120
                                                                  ==========    ==========  ==========   =========   =========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value.....................    $     4.51    $    3.75   $    2.10    $   2.55    $    (.07)
    Ratio of operating expenses to average net assets.........          1.56%        1.45%       1.45%       1.45%        1.41%
    Ratio of net investment income (loss) to average net
    assets ...................................................          (.16)%        .24%        .60%       1.02%        1.30%

    Number of units outstanding at end of year (thousands)....        13,894       15,194      16,554      17,896       19,557
    Portfolio turnover rate...................................            50%          64%         85%         96%         103%



Contracts issued on or after May 16, 1983

                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                  ---------------------------------------------------------------
                                                                      1998         1997        1996         1995         1994
                                                                      ----         ----        ----         ----         ----
SELECTED PER UNIT DATA:
    Total investment income...................................    $     .234    $     .228  $     .212   $    .205    $      .189
    Operating expenses........................................          .303          .228        .175        .140           .115
                                                                  ----------    ----------  ----------   ----------   -----------

    Net investment income (loss)..............................         (.069)         .000        .037        .065           .074

    Unit value at beginning of year...........................        14.955        11.371       9.369       6.917          7.007
    Net realized and change in unrealized gains (losses)......         4.367         3.584       1.965       2.387          (.164)
                                                                  ----------    ----------  ----------   ---------    -----------

    Unit value at end of year.................................    $   19.253    $   14.955  $   11.371   $   9.369    $     6.917
                                                                  ==========    ==========  ==========   =========    ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value.....................    $     4.30    $    3.58   $    2.00    $    2.45    $      (.09)
    Ratio of operating expenses to average net assets.........          1.81%        1.70%       1.70%        1.70%          1.65%
    Ratio of net investment income (loss) to average net
    assets ...................................................          (.41)%        .00%        .36%         .79%          1.05%

    Number of units outstanding at end of year (thousands)....        32,051       29,545      27,578       26,688         26,692
    Portfolio turnover rate...................................            50%          64%         85%          96%           103%

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1998

                                           NO. OF             MARKET
                                           SHARES              VALUE
                                      ---------------    ---------------
COMMON STOCKS (99.6%)

 AEROSPACE (0.5%)
  Boeing Co.                               75,630        $    2,467,429
  General Dynamics Corp.                   40,400             2,368,450
                                                         --------------
                                                              4,835,879
                                                         --------------
 AIRLINES (0.1%)
  AMR Corp. (A)                            15,480               919,125
                                                         --------------

 AUTOMOTIVE (1.8%)
  Daimlerchrysler AG (A)                   15,338             1,473,407
  Ford Motor Co.                          135,100             7,928,681
  General Motors Corp.                     40,200             2,876,812
  Lear Corp. (A)                           39,800             1,532,300
  Navistar International Corp.             78,700             2,242,950
(A)
                                                         --------------
                                                             16,054,150
                                                         --------------
 BANKING (7.4%)
  Bank One Corp.                           56,664             2,893,405
  BankAmerica Corp.                       176,424            10,607,493
  BankBoston Corp.                         64,200             2,499,788
  Capital One Financial Corp.              14,800             1,702,000
  Chase Manhattan Corp.                    93,504             6,364,116
  Comerica, Inc.                           35,450             2,417,247
  Fifth Third Bancorp                      34,800             2,482,761
  First Union Corp.                        25,000             1,520,312
  Fleet Financial Group Inc.               81,600             3,646,500
  Golden West Financial Corp.              23,500             2,154,656
  M & T  Bank Corp.                         2,731             1,417,218
  J.P. Morgan & Company                    20,200             2,122,262
  National City Corp.                      52,200             3,784,500
  PNC Bank Corp.                           24,400             1,320,650
  Republic New York Corp.                  45,000             2,050,312
  State Street Corp.                       35,500             2,469,469
  Summit Bancorp.                          60,500             2,643,094
  SunTrust Banks, Inc.                     51,400             3,932,100
  Washington Mutual, Inc.                  50,600             1,932,288
  Wells Fargo & Co.                       197,830             7,900,836
                                                         --------------
                                                             65,861,007
                                                        ---------------
 BEVERAGE (3.0%)
  Adolph Coors Co.                         63,300             3,574,469
  Anheuser-Busch Cos.                      40,100             2,631,563
  Coca-Cola Co.                           208,400            13,936,750
  PepsiCo, Inc.                           164,600             6,738,312
                                                       ----------------
                                                             26,881,094
                                                       ----------------
 BROKERAGE (2.0%)
  Lehman Brothers Holdings, Inc.           73,900             3,256,219
  Marsh & McLennan Cos.                    42,300             2,471,906
  Merrill Lynch & Co.                      81,400             5,433,450
  Morgan Stanley Dean Witter & Co.         94,725             6,725,475

                                                       ----------------
                                                             17,887,050
                                                       ----------------
 BUILDING MATERIALS (0.3%)
  Masco Corp.                             100,500             2,889,375
                                                       ----------------


                                           NO. OF               MARKET
                                           SHARES                VALUE
                                      --------------     ----------------
CAPITAL GOODS (5.8%)
  Applied Materials, Inc. (A)              54,500        $    2,328,169
  Cordant Technologies, Inc.               44,200             1,657,500
  Crane Co.                                75,291             2,272,847
  Deere & Co.                              47,400             1,570,125
  Emerson Electric Co.                     34,000             2,127,125
  General Electric Co.                    298,700            30,486,069
  Honeywell, Inc.                          26,200             1,973,188
  Pitney Bowes, Inc.                       22,500             1,486,406
  Tellabs, Inc. (A)                        16,500             1,131,281
  TRW, Inc.                                41,700             2,343,019
  United Technologies Corp.                43,600             4,741,500
                                                        ---------------
                                                             52,117,229
                                                        ---------------
 CHEMICALS (1.4%)
  Crompton & Knowles Corp.                 70,600             1,460,537
  Dow Chemical Co.                         18,800             1,709,625
  E.I. Dupont de Nemours & Co.             83,800             4,446,638
  Lyondell Petrochemical Co.               49,100               883,800
  Monsanto Co.                             44,800             2,128,000
  Praxair, Inc.                            51,600             1,818,900
                                                        ---------------
                                                             12,447,500
                                                        ---------------
 CONSTRUCTION MACHINE (0.5%)
  Caterpillar, Inc.                        31,200             1,435,200
  Ingersoll-Rand Co.                       55,600             2,609,725
                                                        ---------------
                                                              4,044,925
                                                        ---------------
 CONSUMER (3.7%)
  Clorox Co.                               31,400             3,667,913
  Colgate-Palmolive Co.                    24,900             2,312,588
  Eastman Kodak Co.                        26,280             1,892,160
  Gillette Co.                             58,984             2,849,664
  Kimberly Clark Corp.                     42,560             2,319,520
  Maytag Corp.                             41,600             2,589,600
  Meredith Corp.                           57,000             2,158,875
  Procter & Gamble Co.                    119,500            10,911,844
  Unilever N.V.                            56,600             4,694,262
                                                        ---------------
                                                             33,396,426
                                                        ---------------
 DEFENSE (0.2%)
  Raytheon Co.                             31,500             1,677,375
                                                        ---------------

 ENTERTAINMENT (0.6%)
  Viacom, Inc. (A)                         28,313             2,095,162
  Walt Disney Co.                         123,965             3,718,950
                                                        ---------------
                                                              5,814,112
                                                        ---------------
 FINANCE (2.1%)
  American Express Co.                     58,200             5,950,950
  Associates First Capital Corp.           71,020             3,009,472
  Countrywide Credit Industries, Inc.      38,300             1,922,181
  Household International                  91,700             3,633,613
  Pulte Corp.                              62,300             1,732,719
  Transamerica Corp.                       20,000             2,310,000
                                                        ---------------
                                                             18,558,935
                                                        ---------------


                                          NO. OF         MARKET
                                          SHARES         VALUE
                                        ----------   ------------
 FOOD (2.0%)
  Campbell Soup Co.                        39,300        $    2,161,500
  H .J. Heinz Co.                          63,000             3,567,375
  Interstate Bakeries Corp.                59,400             1,570,388
  Kellogg Co.                              32,000             1,092,000
  Sara Lee Corp.                          156,400             4,408,525
  Suiza Foods Corp. (A)                    51,500             2,623,281
  Sysco Corp.                             106,000             2,908,375
                                                         --------------
                                                             18,331,444
                                                         --------------
 HOME CONSTRUCTION (0.2%)
  Kaufman & Broad Home Corp.               54,300             1,561,125
                                                         --------------

 HEALTHCARE (1.6%)
  Abbott Laboratories                     127,900             6,267,100
  Guidant Corp.                            36,500             4,024,125
  Healthsouth Rehabilitation
   Corp. (A)                              136,300             2,104,131
  Wellpoint Health Networks,
   Inc. (A)                                20,200             1,757,400
                                                         --------------
                                                             14,152,756
                                                         --------------
 INDEPENDENT ENERGY (0.5%)
  Burlington Resources, Inc.               44,000             1,575,750
  Entergy Corp.                            63,300             1,970,213
  Halliburton Co.                          21,200               628,050
                                                         --------------
                                                              4,174,013
                                                         --------------
 INDUSTRIAL (1.7%)
  CBS Corp.                               104,600             3,425,650
  Mercury General Corp.                    24,900             1,090,931
  Sealed Air Corp. (A)                     43,300             2,211,006
  Tyco International Ltd.                  87,300             6,585,694
  Waste Management, Inc.                   47,400             2,210,025
                                                         --------------
                                                             15,523,306
                                                         --------------
 INSURANCE (3.0%)
  Allstate Corp.                          110,550             4,269,994
  Ambac Financial Group, Inc.              28,100             1,691,269
  American International Group            112,187            10,840,069
  Everest Reinsurance Holdings             43,900             1,709,356
  Hartford Financial Services Group        46,000             2,524,250
  SunAmerica, Inc.                         43,050             3,492,431
  Transatlantic Holdings, Inc.             16,440             1,242,248
  20th Century Industries                  50,200             1,164,012
                                                         --------------
                                                             26,933,629
                                                         --------------
 INTEGRATED ENERGY (5.1%)
  Amoco Corp.                              79,800             4,817,925
  Atlantic Richfield Co.                   48,800             3,184,200
  Chevron Corp.                            49,900             4,138,581
  Exxon Corp.                             204,800            14,976,000
  Mobil Corp.                              70,100             6,107,463
  Royal Dutch Petroleum Co.               134,500             6,439,188
  Texaco, Inc.                             69,900             3,695,962
  Union Pacific Resource Group Inc.             1                     9
  Unocal Corp.                             84,700             2,472,181
                                                         --------------
                                                             45,831,509
                                                         --------------



                                           NO. OF            MARKET
                                           SHARES            VALUE
                                        ----------       ------------
 MEDIA (2.5%)
  Clear Channel
   Communications, Inc. (A)                68,130           3,713,085
  Comcast Corp.                            66,800      $    3,922,409
  Gannett Company, Inc.                    44,000           2,912,250
  New York Times Co.                       55,600           1,928,625
  Tele-Communications, Inc. (A)            39,300           2,175,007
  Time Warner, Inc.                        87,800           5,449,088
  Times Mirror Co.                         33,000           1,848,000
                                                       --------------
                                                           21,948,464
                                                       --------------
 METALS (0.5%)
  Aluminum Company of
   America, Inc.                           48,286           3,600,325
  Bethlehem Steel Corp. (A)               123,600           1,035,150
                                                       --------------
                                                            4,635,475
                                                       --------------
 NATURAL GAS PIPELINE (0.8%)
  Columbia Energy Group                    29,500           1,703,625
  Enron Corp.                              24,500           1,398,031
  Sonat, Inc.                              36,200             979,663
  Williams Cos.                           103,500           3,227,906
                                                       --------------
                                                            7,309,225
                                                       --------------
 OIL FIELD (0.2%)
  Schlumberger Ltd.                        37,200           1,715,850
                                                       --------------

 PAPER (0.8%)
  Georgia-Pacific Group                    36,600           2,143,388
  International Paper Co.                  22,700           1,017,244
  Mead Corp.                               45,050           1,320,528
  Weyerhaeuser Co.                         15,300             777,431
  Willamette Industries, Inc.              46,800           1,567,800
                                                       --------------
                                                            6,826,391
                                                       --------------
 PHARMACEUTICALS (10.7%)
  American Home Products Corp.            136,300           7,675,394
  Amgen, Inc. (A)                          42,900           4,483,050
  Baxter International, Inc.               50,000           3,215,625
  Bristol-Myers Squibb Co.                 81,500          10,905,719
  CVS Corp.                                86,700           4,768,500
  Eli Lilly & Co.                          91,700           8,149,837
  Johnson & Johnson                       123,600          10,366,950
  Merck & Co.                              99,700          14,724,443
  Pfizer, Inc.                            110,430          13,852,063
  Pharmacia & Upjohn, Inc.                 41,300           2,338,613
  Schering-Plough Corp.                   123,400           6,817,850
  Warner-Lambert Co.                       90,600           6,811,987
  Watson Pharmaceuticals, Inc. (A)         26,100           1,641,038
                                                       --------------
                                                           95,751,069
                                                       --------------
 RAILROADS (0.3%)
  CSX Corp.                                40,300           1,672,450
  Union Pacific Corp.                      16,500             743,531
                                                       --------------
                                                            2,415,981
                                                       --------------

                                          NO. OF            MARKET
                                          SHARES             VALUE
                                       ------------      ------------
 RETAILERS (6.0%)
  Costco Cos. (A)                          42,100      $    3,045,670
  Dayton Hudson Corp.                      86,900           4,714,325
  Gap, Inc.                                50,700           2,851,875
  Home Depot, Inc.                        155,798           9,532,890
  KMart Corp. (A)                         119,600           1,831,375
  May Department Stores Co.                19,300           1,165,237
  McDonalds Corp.                          55,200           4,229,700
  Nordstrom, Inc.                          51,700           1,796,575
  J.C. Penney Company, Inc.                20,800             975,000
  Rite Aid Corp.                           55,900           2,770,544
  Staples, Inc. (A)                        73,000           3,191,465
  TJX Companies, Inc.                     100,600           2,917,400
  Wal-Mart Stores, Inc.                   178,000          14,495,875
                                                       --------------
                                                           53,517,931
                                                       --------------
 SERVICES (4.5%)
  HBO & Co.                               104,000           2,986,745
  Medtronic, Inc.                          64,600           4,796,550
  Microsoft Corp. (A)                     233,000          32,277,769
                                                       --------------
                                                           40,061,064
                                                       --------------
 SUPERMARKETS (0.8%)
  Kroger Co. (A)                           50,000           3,025,000
  Safeway, Inc. (A)                        72,030           4,389,328
                                                       --------------
                                                            7,414,328
                                                       --------------
 TECHNOLOGY (12.8%)
  America Online, Inc. (A)                 27,500           4,265,937
  Ceridian Corp. (A)                       32,300           2,254,944
  Cisco Systems, Inc. (A)                 163,975          15,224,046
  Compaq Computer Corp.                   144,569           6,062,841
  Computer Sciences Corp. (A)              40,300           2,596,831
  Compuware Corp. (A)                      30,600           2,389,667
  Dell Computer Corp. (A)                 137,500          10,067,571
  EG&G, Inc.                               78,800           2,191,625
  EMC Corp. (A)                            64,700           5,499,500
  Gateway 2000, Inc. (A)                   13,800             706,388
  Hewlett-Packard Co.                      72,700           4,966,319
  International Business
   Machines Corp.                          94,000          17,366,500
  Intel Corp.                             172,900          20,494,044
  Motorola, Inc.                           48,600           2,967,638
  Oracle Corp. (A)                        108,425           4,679,211
  Sun Microsystems, Inc. (A)               18,900           1,617,131
  Symbol Technologies, Inc.                29,800           1,905,338
  Texas Instruments, Inc.                  34,800           2,977,575
  3Com Corp. (A)                           69,800           3,130,090
  Xerox Corp.                              25,900           3,056,200
                                                       --------------
                                                          114,419,396
                                                       --------------




                                           NO. OF           MARKET
                                           SHARES           VALUE
                                        -----------     ------------
 TELECOMMUNICATIONS (10.7%)
  AirTouch Communications, Inc (A)         89,400      $    6,447,975

  Ameritech Corp.                          86,700           5,494,612
  AT&T Corp.                              154,200          11,603,550
  Bell Atlantic Corp.                     138,158           7,849,101
  BellSouth Corp.                         157,000           7,830,375
  GTE Corp.                                65,200           4,396,925
  Lucent Technologies Inc.                131,774          14,495,140
  MCI WorldCom, Inc. (A)                  201,651          14,474,751
  MediaOne Group, Inc. (A)                 74,900           3,520,300
  Nextel Communications, Inc. (A)         102,900           2,434,223

  SBC Communications, Inc.                152,420           8,173,523
  Sprint Corp. - Fon Group                 38,206           3,214,080
  Sprint Corp. - PCS Group (A)            141,953           3,282,663
  US West, Inc.                            36,670           2,369,799
                                                       --------------
                                                           95,587,017
                                                       --------------
 TEXTILE (0.1%)
  Fruit of the Loom (A)                    71,400             986,213
                                                       --------------

 TOBACCO (1.7%)
  Loews Corp.                              19,700           1,935,525
  Philip Morris Cos.                      254,900          13,637,150
                                                       --------------
                                                           15,572,675
                                                       --------------
 U.S. AGENCY (1.3%)
  Federal Home Loan
   Mortgage Corp.                          58,500           3,769,594
  Federal National
   Mortgage Association                   109,600           8,110,400
                                                       --------------
                                                           11,879,994
                                                       --------------
 UTILITIES (2.4%)
  AES Corp. (A)                            64,700           3,065,162
  Alltel Corp.                             53,700           3,211,931
  Central & South West Corp.              101,100           2,773,931
  Edison International                     95,200           2,653,700
  FPL Group, Inc.                          40,900           2,520,462
  Houston Industries                       20,500             658,563
  PP&L Resources, Inc.                     73,500           2,048,813
  Southern Co.                             52,800           1,534,500
  Texas Utilities Co.                      73,700           3,440,869
                                                       --------------
                                                           21,907,931
                                                       --------------
   TOTAL COMMON STOCKS
    (COST $578,392,457)                                   891,840,968
                                                       --------------


                                       PRINCIPAL            MARKET
                                         AMOUNT             VALUE
                                       -----------     ---------------
SHORT-TERM INVESTMENTS (0.4%)

 COMMERCIAL PAPER (0.2%)
  Household Finance Corp.,
   5.12% due January 4, 1999          $    2,147,000   $      2,145,781
                                                       ----------------

 U.S. TREASURY (0.2%)
  United States of America
Treasury,
   4.67% due May 27, 1999                  1,475,000          1,449,336
                                                       ----------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $3,594,029)                             3,595,117
                                                       ----------------

   TOTAL INVESTMENTS (100%)
    (COST $581,986,486) (B)                            $    895,436,085
                                                       ================








NOTES

(A)   Non-income Producing Security.

(B) At December 31, 1998, net unrealized appreciation for all securities was $313,449,599. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $330,317,410 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $16,867,811.




                        See Notes to Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of The Travelers Growth and Income Stock Account for Variable Annuities


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended present fairly, in all material respects, the financial position of The Travelers Growth and Income Stock Account for Variable Annuities at December 3l, 1998, and the results of their operations for the year then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 1998, by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP


Hartford, Connecticut
February 15, 1999

                                  THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


The year 1998 began with economic momentum continuing from the year before. It seemed the next move by the Federal Reserve Board ("Fed") would be to increase rates. Asian turmoil had not yet infected our economy. Credit spreads were amongst the tightest ever, and the stock market was poised for another terrific year.

This backdrop got us to July, but in early August the world changed as Russia defaulted on its foreign debt. This triggered a massive deleveraging among fixed income hedge funds, most notably Long Term Capital Management and D.E. Shaw & Co. Long Term Capital Management needed an additional $3.6 billion from a group of twelve major Wall Street investment and commercial banks to shore up its balance sheet. D.E. Shaw was absorbed by BankAmerica but not before they had to write down well over $1 billion of its investment. Most Wall Street firms also took significant trading losses.

Responding to the disarray in the marketplace, the Fed cut interest rates 25 basis points on September 29, 1998. Sensing this was not enough to calm market fears, the Fed again lowered the base rate 25 basis points on October 15,1998. This was the first time the Fed decreased the rate twice between regularly scheduled meetings in more than five years, indicating the Fed's concern about a global financial meltdown. One last rate cut occurred on November 17, 1998 to get the Federal Funds rate down to the 4.75% at year-end.

The Dow Jones Industrial Average declined by almost 2,000 points from July's then record highs to the mid-October lows. Corporate bond spreads almost doubled and new issuance came to a complete halt during this period.

By the end of October, a nervous calm came into the market place. Corporate bond issuance began again, but at sharply discounted spreads. November, interestingly enough set a record pace for new issues with over $40 billion coming to market. Confidence that the worst was over and that the Fed would provide liquidity set the stage for a partial rebound of spread tightening.

The fourth quarter performance for The Travelers Quality Bond Account for Variable Annuities ("Account QB") was 1.15% versus a .29% return for the Lehman Government/Corporate Bond Index (The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate and long - term U.S. Government Bonds and Corporate Bonds). Account QB outperformed the index by 86 basis points. Our duration was modestly long for most of the quarter. We also traded securities more actively than normal as high volumes of new corporate issuance provided many attractive purchase opportunities.

PORTFOLIO MANAGER:  F. DENNEY VOSS

                                  THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES



                                    [CHART]




This is a comparison of The Travelers Quality Bond Account for Variable Annuities ("Account QB") versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1998. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and investment management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983 have different contract charges that result in different performance than presented above.

Account QB performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) investment management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost.

The following is the performance data required by SEC rules governing uniform performance reporting: one year 1.75%, five year 4.63% and ten year 7.70%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998


ASSETS:
    Investment securities, at market value (cost $162,402,736)....................    $   162,396,475
    Cash..........................................................................            180,812
    Receivables:
        Interest..................................................................          1,653,452
        Investment securities sold................................................          2,806,000
        Purchase payments and transfers from other Travelers accounts.............             42,751
    Other assets..................................................................              2,305
                                                                                      ----------------

           Total Assets...........................................................        167,081,795
                                                                                      ----------------

LIABILITIES:
    Payables:
        Investment securities purchased...........................................          2,984,324
        Contract surrenders and transfers to other Travelers accounts.............            290,589
        Investment management and advisory fees...................................             11,613
    Accrued liabilities...........................................................             42,557
                                                                                      ----------------

           Total Liabilities......................................................          3,329,083
                                                                                      ----------------

NET ASSETS:.......................................................................    $   163,752,712
                                                                                      ================











                        See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
    Interest................................................................                          $    10,019,923

EXPENSES:
    Investment management and advisory fees.................................     $        518,262
    Insurance charges.......................................................            1,888,900
                                                                                 -----------------
        Total expenses......................................................                                2,407,162
                                                                                                      ----------------

           Net investment income............................................                                7,612,761
                                                                                                      ----------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN (LOSS) ON
       INVESTMENT SECURITIES:
    Realized gain from investment security transactions:
        Proceeds from investment securities sold............................          716,260,295
        Cost of investment securities sold..................................          711,436,990
                                                                                 -----------------

           Net realized gain................................................                                4,823,305

    Change in unrealized gain (loss) on investment securities:
        Unrealized gain at December 31, 1997................................            1,695,113
        Unrealized loss at December 31, 1998................................               (6,261)
                                                                                 -----------------

           Net change in unrealized gain (loss) for the year................                               (1,701,374)
                                                                                                      ----------------

               Net realized gain and change in unrealized gain (loss).......                                3,121,931
                                                                                                      ----------------

    Net increase in net assets resulting from operations....................                          $     10,734,692
                                                                                                      ================













                        See Notes to Financial Statements

                               THE TRAVELERS QUALITY BOND ACCOUNT
                                     FOR VARIABLE ANNUITIES

                               STATEMENT OF CHANGES IN NET ASSETS
                         FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                                          1998              1997
                                                                                          ----              ----
PERATIONS:
    Net investment income......................................................    $      7,612,761   $     8,282,982
    Net realized gain from investment security transactions....................           4,823,305           692,660
    Net change in unrealized gain (loss) on investment securities..............          (1,701,374)        1,496,038
                                                                                   -----------------  ----------------

        Net increase in net assets resulting from operations...................          10,734,692        10,471,680
                                                                                   -----------------  ----------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 2,278,275 and 2,595,588 units, respectively)............          12,701,859        13,459,247
    Participant transfers from other Travelers accounts
        (applicable to 3,679,128 and 1,981,335 units, respectively)............          20,644,939        10,315,973
    Administrative charges
        (applicable to 17,717 and 21,863 units, respectively)..................            (100,331)         (116,102)
    Contract surrenders
        (applicable to 2,743,477 and 2,897,282 units, respectively)............         (15,435,681)      (15,167,293)
    Participant transfers to other Travelers accounts
        (applicable to 4,063,248 and 5,631,496 units, respectively)............         (22,650,450)      (29,216,683)
    Other payments to participants
        (applicable to 206,656 and 175,168 units, respectively)................          (1,173,615)         (923,875)
                                                                                   -----------------  ----------------

        Net decrease in net assets resulting from unit transactions............          (6,013,279)      (21,648,733)
                                                                                   -----------------  ----------------

           Net increase (decrease) in net assets...............................           4,721,413       (11,177,053)

NET ASSETS:
    Beginning of year..........................................................         159,031,299       170,208,352
                                                                                   -----------------  ----------------

    End of year................................................................    $    163,752,712   $   159,031,299
                                                                                   =================  ================










                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Quality Bond Account for Variable Annuities ("Account QB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc. (formerly Travelers Group Inc.), and is available for funding certain variable annuity contracts issued by The Travelers. Account QB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by Account QB in the preparation of its financial statements.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. eastern standard time closing price of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

FUTURES CONTRACTS. Account QB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account QB enters into a futures contract, it agrees to buy or sell specified debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account QB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account QB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account QB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account QB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the debt securities associated with the futures contract.

REPURCHASE AGREEMENTS. When Account QB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account QB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account QB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account QB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account QB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account QB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account QB. Account QB is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) were $641,925,937 and $653,531,313, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $332,913,812 and $322,406,151, respectively, for the year ended December 31, 1998. Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account QB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Citigroup Inc.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account QB on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account QB on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

On contracts issued prior to May 16, 1983, The Travelers retained from Account QB sales charges of $8,940 and $12,423 for the years ended December 31, 1998 and 1997, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $70,717 and $86,884 of contingent deferred sales charges for the years ended December 31, 1998 and 1997, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

Approximately $457,000 and $966,000 of the net assets of Account QB were held on behalf of an affiliate of The Travelers as of December 31, 1998 and 1997, respectively. Transactions with this affiliate during the years ended December 31, 1998 and 1997, were comprised of participant purchase payments of approximately $112,000 and $106,000 and contract surrenders of approximately $74,000 and $120,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY

                                                                                            DECEMBER 31, 1998
                                                                              ------------------------------------------------
                                                                                                   UNIT             NET
                                                                                   UNITS           VALUE           ASSETS
 Accumulation phase of contracts issued prior to May 16, 1983...............    6,747,213    $    5.994     $   40,442,990
 Annuity phase of contracts issued prior to May 16, 1983....................      132,358         5.994            793,361
 Accumulation phase of contracts issued on or after May 16, 1983............   21,242,577         5.765        122,466,909
 Annuity phase of contracts issued on or after May 16, 1983.................        8,578         5.765             49,452
                                                                                                            ---------------

 Net Contract Owners' Equity..........................................................................      $  163,752,712
                                                                                                            ===============

6. SUPPLEMENTARY INFORMATION
 (Selected data for a unit outstanding throughout each year.)

Contracts issued prior to May 16, 1983

                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
                                                                1998          1997        1996         1995            1994
                                                                ----          ----        ----         ----            ----
SELECTED PER UNIT DATA:
    Total investment income..............................    $     .363   $      .353   $     .379   $     .328     $      .318
    Operating expenses...................................          .076          .071         .067         .063            .059
                                                             ----------   -----------   ----------   ----------     -----------

    Net investment income................................          .287          .282         .312         .265            .259

    Unit value at beginning of year......................         5.593         5.234        5.050        4.400           4.498

    Net realized and change in unrealized gains (losses).          .114          .077        (.128)        .385           (.357)
                                                             ----------   -----------   ----------   ----------     -----------

    Unit value at end of year............................    $    5.994   $     5.593   $    5.234   $    5.050     $     4.400
                                                             ==========   ===========   ==========   ==========     ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value................    $     .40    $       .36   $      .18   $      .65     $      (.10)
    Ratio of operating expenses to average net assets....         1.33%          1.33%        1.33%        1.33%           1.33%
    Ratio of net investment income to average net assets.         4.96%          5.25%        6.12%        5.54%           5.87%
    Number of units outstanding at end of year
    (thousands)..........................................         6,880          7,683        8,549        9,325          10,694
    Portfolio turnover rate..............................          438%           196%         176%         138%             27%


Contracts issued on or after May 16, 1983

                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------
                                                                1998         1997         1996          1995           1994
                                                                ----         ----         ----          ----           ----
SELECTED PER UNIT DATA:
    Total investment income..............................    $     .350   $     .342   $    .368    $      .319   $      .310
    Operating expenses...................................          .088         .082        .078           .073          .069
                                                             ----------   ----------   ----------   -----------   -----------

    Net investment income................................          .262         .260        .290           .246          .241

    Unit value at beginning of year......................         5.393        5.060       4.894          4.274         4.381

    Net realized and change in unrealized gains (losses).          .110         .073       (.124)          .374         (.348)
                                                             ----------   ----------   ----------   -----------   -----------

    Unit value at end of year............................    $    5.765   $    5.393   $   5.060    $     4.894   $     4.274
                                                             ==========   ==========   ==========   ===========   ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase (decrease) in unit value................    $     .37    $     .33    $     .17    $       .62   $      (.11)
    Ratio of operating expenses to average net assets....         1.57%        1.57%        1.57%          1.57%         1.57%
    Ratio of net investment income to average net assets.         4.71%        5.00%        5.87%          5.29%         5.62%
    Number of units outstanding at end of year
    (thousands)..........................................        21,251       21,521       24,804         27,066        27,033
   Portfolio turnover rate..............................          438%         196%         176%           138%           27%

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1998

                                            PRINCIPAL            MARKET
                                             AMOUNT              VALUE
                                         -------------      --------------
BONDS (59.5%)

 AIRLINES (1.0%)
  Delta Air Lines, Inc.,
   9.25% Sinking Fund, 2007 (A)          $   1,673,236      $    1,677,318
                                                            --------------

 BANKING (2.0%)
  Popular, Inc.,
   6.38% Debentures, 2003                    3,200,000           3,182,851
                                                            --------------

 DEFENSE (4.6%)
  Raytheon Co.,
   6.00% Debentures, 2010                    7,500,000           7,509,503
                                                            --------------

 FOREIGN AGENCY (3.1%)
  Province of Ontario,
   5.50% Bonds, 2008                         5,000,000           5,036,000
                                                            --------------

 FINANCE (9.3%)
  Finova Capital Corp.,
   6.25% Debentures, 2002                    7,500,000           7,525,567
  Marlin Water Trust,
   7.09% Debentures, 2001                    7,500,000           7,540,838
                                                            --------------
                                                                15,066,405
                                                            --------------
 HEALTHCARE (4.5%)
  Columbia HCA/Healthcare Corp.,
   8.70% Debentures, 2010                    2,250,000           2,430,169
  Columbia HCA/Healthcare Corp.,
   6.87% Debentures, 2003                    5,000,000           4,917,080
                                                            --------------
                                                                 7,347,249
                                                            --------------
 INDUSTRIAL (3.1%)
  Halliburton Co.,
   5.63% Debentures, 2008                    5,000,000           5,064,410
                                                            --------------

 INTERGRATED ENERGY (4.6%)
  Noram Energy Corp.,
   7.50% Debentures, 2000                    7,250,000           7,485,654
                                                            --------------

 OIL FIELD (4.3%)
  Petroleum Geo-Services, Inc.,
   6.25% Debentures, 2003                    7,000,000           6,976,102
                                                            --------------

 PAPER (2.5%)
  Noranda Forest, Inc.,
   8.88% Debentures, 1999                    4,000,000           4,040,799
                                                            --------------




                                            PRINCIPAL            MARKET
                                             AMOUNT              VALUE
                                         -------------      --------------
    REAL ESTATE (7.3%)
  CarrAmerica Realty Corp.,
   6.63% Debentures, 2000                $   5,200,000      $    5,159,258
  Nationwide Health Properties, Inc.
   6.90% Debentures, 2037                    7,000,000           6,731,123
                                                            --------------
                                                                11,890,381
                                                            --------------
 TELECOMMUNICATIONS (4.7%)
  Telecom New Zealand
   Finance Corp.,
    6.25% Debentures, 2003                   7,500,000          7,640,040
                                                           --------------

 TOBACCO (4.9%)
  Nabisco, Inc.,
   6.70% Debentures, 2002                    7,800,000          7,905,261
                                                           --------------

 UTILITIES (3.6%)
  Indiana Michigan Power,
   6.45% Debentures, 2008                    5,750,000          5,858,008
                                                           --------------

   TOTAL BONDS
    (COST $96,479,524)                                         96,679,981
                                                           --------------

U.S. GOVERNMENT AGENCY
 SECURITIES (12.2%)

  Federal Home Loan
   Mortgage Corp.,
    4.75% Debentures, 2001                  20,000,000         19,832,480
                                                           --------------

   TOTAL U.S. GOVERNMENT
    AGENCY SECURITIES
     (COST $19,968,507)                                        19,832,480
                                                           --------------

U.S. GOVERNMENT
 SECURITIES (17.9%)

  United States of America
Treasury, 6.63% Notes, 2002                 16,000,000         16,934,992
  United States of America
Treasury, 5.88% Notes, 2002                  5,000,000          5,200,000
  United States of America
Treasury, 5.88% Notes, 2005                  6,500,000          6,936,715
                                                           --------------

   TOTAL U.S. GOVERNMENT
    SECURITIES
     (COST $29,141,216)                                        29,071,707
                                                           --------------

                      STATEMENT OF INVESTMENTS - CONTINUED




                                           PRINCIPAL         MARKET
                                            AMOUNT            VALUE
                                         ------------      ------------
SHORT-TERM INVESTMENTS (10.4%)

 COMMERCIAL PAPER (10.4%)
  E.I. Dupont de Nemours & Co.,
   5.12% due February 25, 1999          $   2,205,000      $   2,187,949
  GE Capital Corp.,
   6.11% due January 7, 1999                6,000,000          5,994,060
  Household Finance Corp.,
   5.12% due January 4, 1999                2,986,000          2,984,304
  Prudential Funding Corp.,
   5.39% due January 5, 1999                5,650,000          5,645,994
                                                           -------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $16,813,489)                            16,812,307
                                                           -------------

   TOTAL INVESTMENTS (100%)
    (COST $162,402,736)                                    $ 162,396,475
                                                           =============


NOTES

(A)   Restricted Security.

(B) At December 31, 1998, net unrealized depreciation for all securities was $6,261. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $535,063 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $541,324.







                        See Notes to Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of The Travelers Quality Bond Account for Variable Annuities


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended present fairly, in all material respects, the financial position of The Travelers Quality Bond Account for Variable Annuities at December 3l, 1998, and the results of their operations for the year then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 1998, by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP


Hartford, Connecticut
February 15, 1999

                                  THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES


The year 1998 was turbulent for the global financial markets as Asian economies and currencies imploded, other emerging markets were badly shaken, and fears spread that a global recession was underway. By year-end however, the Asian turmoil had lessened and the United States and European economies had weathered the storm. In fact, it is estimated that the U.S. will have experienced Gross Domestic Product growth of 3.75%.

The year ended with the 30-year Treasury Bond yield at 5.09% and the Federal Reserve Board ("Fed") funds rate at 4.75%. The 30-year Treasury Bond was up 12 basis points from the September 30th level of 4.97%, but down 81 basis points from the beginning of the year. During the fourth quarter, the Fed lowered the federal funds rate twice by 25 basis points each time, the first time on October 15, 1998 in between it's meetings and the second time at the November 17, 1998 meeting. Further decreases in the Federal funds rate appear unlikely in the first quarter of 1999, as the Fed changed its stance to neutral at the meeting.

The strategy in management of The Travelers Money Market Account for Variable Annuities, will be to extend maturities from the current average life of 31 days, to between 60 and 90 days. At December 31, 1998, the asset size of the portfolio was $103.1 million, with an average yield of 5.20%.

PORTFOLIO MANAGER:  EMIL J. MOLINARO JR.





[

                                  THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES








                                    [CHART]












This is a comparison of The Travelers Money Market Account for Variable Annuities ("Account MM") versus Lipper Analytical Services' variable annuity composite index, which provides the average performance of variable annuity funds with similar objectives as of December 31, 1998. Lipper Analytical Services is a leading independent Variable Insurance Product Performance Analysis Service. The performance of the composite is net of all asset based fees such as mortality and expense charges and investment management fees. Performance reflects the charges associated with Universal Annuity, which became available on May 16, 1983. Contracts issued prior to May 16, 1983, have different contract charges that result in different performance than presented above.

Account MM performance information is net of: 1) the 1.25% annual mortality and expense risk charge, and 2) investment management fees. The deduction of the $15 semi-annual administrative charge and the contingent deferred sales charge (5% maximum) is not reflected. The deduction of those charges would reduce any percentage increase or make greater any percentage decrease. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed, may be worth more or less than their original cost. An investment in The Travelers Money Market Account for Variable Annuities is neither insured nor guaranteed by the U.S. Government.

The following is the performance data required by SEC rules governing uniform performance reporting: one year -1.12%, five year 2.78% and ten year 4.58%. This performance is based on a $1,000 hypothetical investment and reflects deductions of all fees and charges including the semi-annual administrative charge and the maximum deferred sales charge of 5%.

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998

ASSETS:
    Investment securities, at market value (cost $103,064,491).........................       $   103,060,851
    Cash...............................................................................             1,515,722
    Receivables:
        Interest.......................................................................                17,879
        Investments securities sold....................................................             4,119,000
        Purchase payments and transfers from other Travelers accounts..................               837,913
    Other assets.......................................................................                   249
                                                                                              ----------------

           Total Assets................................................................           109,551,614
                                                                                              ----------------

LIABILITIES:
    Payables:
        Investments securities purchased...............................................             5,632,754
        Contract surrenders and transfers to other Travelers accounts..................             1,747,536
        Investment management and advisory fees........................................                 7,349
    Accrued liabilities................................................................                28,439
                                                                                              ----------------

           Total Liabilities...........................................................             7,416,078
                                                                                              ----------------

NET ASSETS:............................................................................       $   102,135,536
                                                                                              ================










                        See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
    Interest................................................................                          $     5,521,001

EXPENSES:
    Investment management and advisory fees.................................     $        324,122
    Insurance charges.......................................................            1,246,712
                                                                                 -----------------
        Total expenses......................................................                                1,570,834
                                                                                                      ----------------

           Net investment income............................................                                3,950,167
                                                                                                      ----------------

    Net increase in net assets resulting from operations....................                          $     3,950,167
                                                                                                      ================
















                        See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                                          1998              1997
                                                                                          ----              ----
OPERATIONS:
    Net investment income......................................................    $      3,950,167   $     3,600,931
                                                                                   ----------------   ---------------

        Net increase in net assets resulting from operations...................           3,950,167         3,600,931
                                                                                   ----------------   ---------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 6,095,251 and 14,166,450 units, respectively)...........          14,649,623        32,465,312
    Participant transfers from other Travelers accounts
        (applicable to 118,152,715 and 94,992,947 units, respectively).........         284,523,651       219,247,840
    Administrative charges
        (applicable to 37,011 and 37,992 units, respectively)..................             (89,783)          (88,495)
    Contract surrenders
        (applicable to 8,681,249 and 6,094,352 units, respectively)............         (20,899,693)      (14,060,055)
    Participant transfers to other Travelers accounts
        (applicable to 109,964,438 and 104,773,969 units, respectively)........        (265,042,626)     (241,734,934)
    Other payments to participants
        (applicable to 143,957 and 170,332 units, respectively)................            (346,736)         (395,081)
                                                                                   ----------------   ---------------

        Net increase (decrease) in net assets resulting from unit transactions.          12,794,436        (4,565,413)
                                                                                   ----------------   ---------------

           Net increase (decrease) in net assets...............................          16,744,603          (964,482)

NET ASSETS:
    Beginning of year..........................................................          85,390,933        86,355,415
                                                                                   ----------------   ---------------

    End of year................................................................    $    102,135,536   $    85,390,933
                                                                                   ================   ===============











                                See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Money Market Account for Variable Annuities ("Account MM") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc. (formerly Travelers Group Inc.), and is available for funding certain variable annuity contracts issued by The Travelers. Account MM is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by Account MM in the preparation of its financial statements.

SECURITY VALUATION. Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

REPURCHASE AGREEMENTS. When Account MM enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account MM plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account MM securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account MM monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account MM's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account MM form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account MM. Account MM is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account MM's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Citigroup Inc.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account MM on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account MM on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $153,043 and $90,325 of contingent deferred sales charges for the years ended December 31, 1998 and 1997, respectively.

3.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

Approximately $3,434,000 and $2,883,000 of the net assets of Account MM were held on behalf of an affiliate of The Travelers as of December 31, 1998 and 1997, respectively. Transactions with this affiliate during the years ended December 31, 1998 and 1997, were comprised of participant purchase payments of approximately $2,874,000 and $320,000 and contract surrenders of approximately $2,269,000 and $1,367,000, respectively.

4.  NET CONTRACT OWNERS' EQUITY

                                                                                              DECEMBER 31, 1998
                                                                                 --------------------------------------------
                                                                                                    UNIT             NET
                                                                                    UNITS           VALUE           ASSETS
Accumulation phase of contracts issued prior to May 16, 1983..................        23,994    $    2.548    $        61,152
Annuity phase of contracts issued prior to May 16, 1983.......................        67,130         2.548            171,086
Accumulation phase of contracts issued on or after May 16, 1983...............    41,453,984         2.450        101,620,194
Annuity phase of contracts issued on or after May 16, 1983....................       115,487         2.450            283,104
                                                                                                              ---------------

Net Contract Owners' Equity...........................................................................        $   102,135,536
                                                                                                              ===============

5.  SUPPLEMENTARY INFORMATION
 (Selected data for a unit outstanding throughout each year.)


Contracts issued prior to May 16, 1983

                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
                                                                1998         1997         1996         1995          1994
                                                                ----         ----         ----         ----          ----
SELECTED PER UNIT DATA:
    Total investment income..............................    $     .138   $     .134    $    .125    $    .130    $     .091
    Operating expenses...................................          .033         .032         .030         .030          .028
                                                             ----------   ----------    ---------    ---------    ----------

    Net investment income................................          .105         .102         .095         .100          .063

    Unit value at beginning of year......................         2.443        2.341        2.246        2.146         2.083
                                                             ----------   ----------    ---------    ---------    ----------

    Unit value at end of year............................    $    2.548   $    2.443    $   2.341    $   2.246    $    2.146
                                                             ==========   ==========    =========    =========    ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase in unit value...........................    $      .11   $      .10    $     .10    $     .10    $      .06
    Ratio of operating expenses to average net assets....          1.33%        1.33%        1.33%        1.33%         1.33%
    Ratio of net investment income to average net assets.          4.20%        4.27%        4.10%        4.61%         2.98%
    Number of units outstanding at end of year
    (thousands)..........................................            91          105          112          206           206


Contracts issued on or after May 16, 1983



                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
                                                                1998         1997         1996         1995          1994
                                                                ----         ----         ----         ----          ----
SELECTED PER UNIT DATA:
    Total investment income..............................    $     .133   $     .128    $    .121    $    .127    $     .087
    Operating expenses...................................          .038         .036         .035         .034          .032
                                                             ----------   ----------    ---------    ---------    ----------

    Net investment income................................          .095         .092         .086         .093          .055

    Unit value at beginning of year......................         2.355        2.263        2.177        2.084         2.029
                                                             ----------
                                                                          ----------    ---------    ---------    ----------

    Unit value at end of year............................    $    2.450   $    2.355    $   2.263    $   2.177    $    2.084
                                                             ==========   ==========    =========    =========    ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase in unit value...........................    $      .10   $      .09    $     .09    $     .09    $      .06
    Ratio of operating expenses to average net assets....          1.57%        1.57%        1.57%        1.57%         1.57%
    Ratio of net investment income to average net assets.          3.95%        4.02%        3.84%        4.36%         2.72%
    Number of units outstanding at end of year
    (thousands)..............................................    41,570       36,134       38,044       35,721        39,675

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1998

                                             PRINCIPAL            MARKET
                                               AMOUNT             VALUE
                                           ------------       ------------
SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (100%)
  AC Acquisition Holding Co.,
   5.18% due January 14, 1999             $   6,400,000       $   6,387,417
  Asset Securitization Corp.,
   5.86% due January 19, 1999                 5,300,000           5,285,918
  Chrysler Financial Corp.,
   5.33% due January 8, 1999                  5,000,000           4,994,345
  Coca-Cola Co.,
   5.18% due February 5, 1999                 5,200,000           5,174,109
  E.I. Dupont de Nemours & Co.,
   5.40% due January 12, 1999                 3,466,000           3,460,146
  Eastman Kodak Co.,
   5.30% due February 8, 1999                 3,000,000           2,983,824
  Eaton Corp.,
   5.38% due January 22, 1999                 5,200,000           5,184,046
  Ford Motor Credit Co.,
   5.25% due June 1, 1999                     1,000,000           1,001,231
  GE Capital Corp.,
   5.44% due January 15, 1999                 5,000,000           4,989,475
  Gillette Co.,
   5.38% due January 4, 1999                  3,000,000           2,998,296
  H.J. Heinz Co.,
   5.21% due February 3, 1999                 5,000,000           4,976,485
  Household Finance Corp.,
   5.12% due January 4, 1999                  2,636,000           2,634,503
  J.C. Penney Company, Inc.,
   5.35% due February 19, 1999                5,500,000           5,462,006
  Johnson & Johnson,
   5.21% due January 20, 1999                 5,900,000           5,883,515
  Marsh & McLennan Cos.,
   5.22% due January 28, 1999                 6,000,000           5,976,696
  National Rural Utilities Coop
   Finance Corp.,
    5.14% due March 17, 1999                  5,200,000           5,145,556
  PepsiCo, Inc.,
   5.65% due August 19, 1999                  2,000,000           1,997,452
  Procter & Gamble Co.,
   5.22% due February 26, 1999                1,200,000           1,190,555
  Progress Capital Holdings, Inc.
   5.39% due January 26, 1999                 5,200,000           5,181,212
  Prudential Funding Corp.,
   5.13% due March 12, 1999                   3,000,000           2,970,639
  Prudential Funding Corp.,
   5.15% due March 15, 1999                   2,285,000           2,261,700
  Rubbermaid, Inc.,
   5.29% due January 21, 1999                 4,660,000           4,646,342
  Transamerica Financial Corp.,
   5.11% due February 22, 1999                6,000,000           5,956,074
  Xerox Corp.,
   5.08% due January 12, 1999                 6,330,000           6,319,309
                                                              -------------
   TOTAL INVESTMENTS (100%)
    (COST $103,064,491)                                       $ 103,060,851
                                                              =============






                        See Notes to Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of The Travelers Money Market Account for Variable Annuities


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended present fairly, in all material respects, the financial position of The Travelers Money Market Account for Variable Annuities at December 3l, 1998, and the results of their operations for the year then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 1998, by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP


Hartford, Connecticut
February 15, 1999

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


















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



















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














                               Investment Adviser
                               ------------------
            THE TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                              Hartford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES


                             Investment Sub-Adviser
                             ----------------------
                   THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Hartford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES



                             Independent Accountants
                             -----------------------
                           PRICEWATERHOUSECOOPERS LLP
                              Hartford, Connecticut


                                    Custodian
                                    ---------
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York















This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities or The Travelers Money Market Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.









                                      -45-